Filed with the Securities and Exchange Commission on March 19, 1997.


                                     1933 Act Registration File No.   33-87298
                                                    1940 Act File No. 811-8902

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ____                 |_|


         Post-Effective Amendment No. 3                   |X|


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


         Amendment No. 4                                  |X|



                         1838 INVESTMENT ADVISORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

 Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087
 -------------------------------------------------------------------------------
           (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including Area Code: (610) 293-4300

  Anna M. Bencrowsky, Vice President                       Copy to:
    1838 Investment Advisors Funds                 Joseph V. Del Raso, Esq.
Five Radnor Corporate Center, Suite 320        Stradley, Ronon, Stevens & Young
          100 Matsonford Road                      2600 One Commerce Square
           Radnor, PA  19087                        Philadelphia, PA  19103
(Name and Address of Agent for Service)


It is proposed that this filing will become effective:


         [     immediately upon filing pursuant to paragraph (b)]

         [     on                  pursuant to paragraph (b)]

         [     60 days after filing pursuant to paragraph (a)(1)]

         [     on                  pursuant to paragraph (a)(1)]

         [ X   75 days after filing pursuant to paragraph (a)(2)]
          ---  ------------------------------------------------

         [     on               pursuant to paragraph (a)(2) of Rule 485.]

[If appropriate, check the following box:]

         [ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.]


Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 for its fiscal year ended October 31, 1996 on or about December 19, 1996.

                              CROSS-REFERENCE SHEET
                             Pursuant to Rule 481(a)

                         1838 INVESTMENT ADVISORS FUNDS

                           Items Required By Form N-1A

                               PART A - PROSPECTUS

Item No.  Item Caption                    Prospectus Caption
--------  ------------                    ------------------

   1.     Cover Page                      Cover Page


   2.     Synopsis                        Synopsis, Expenses of the Funds


   3.     Condensed Financial             Financial Highlights
                Information               Performance Information


   4.     General Description of          Cover Page; The Trust, Investment
                Registrant                Objective and Policies, Risks in
                                          Derivatives and Other Investment
                                          Practices, Special Risk
                                          Considerations, Investment
                                          Restrictions


   5.     Management of the Fund          Management of the Funds



   6.     Capital Stock and Other         Shares of Beneficial Interest, Voting
                 Securities               Rights and Shareholder Meetings,
                                          Dividends, Distributions and Taxes


   7.     Purchase of Securities          How to Purchase Shares
                Being Offered             Calculation of Net Asset Value

   8.     Redemption or Repurchase        How to Redeem Shares

   9.     Pending Legal Proceedings       Not Applicable



              PART B - STATEMENT OF ADDITIONAL INFORMATION

                                          Caption in Statement of
Item No.  Item Caption                    Additional Information
--------  ------------                    ----------------------

  10.     Cover Page                      Cover Page

  11.     Table of Contents               Table of Contents

  12.     General Information             Not Applicable

  13.     Investment Objectives           Cover, Investment Objective and
                and Policies              Policies, Investment Restrictions

  14.     Management of the Fund          Trustees and Officers of the Trust

  15.     Control Persons and Principal   Control Persons and Principal Holders
                Holders of Securities     of Securities

                            CROSS-REFERENCE SHEET
                           Pursuant to Rule 481(a)

                       1838 INVESTMENT ADVISORS FUNDS

                   Items Required By Form N-1A (continued)

           PART B - STATEMENT OF ADDITIONAL INFORMATION - Continued


                                          Caption in Statement of
Item No.  Item Caption                    Additional Information
--------  ------------                    ----------------------


  16.     Investment Advisory and         Investment Adviser,
                Other Services            Distributor Investment Manager


  17.     Brokerage Allocation            Allocation of Portfolio Brokerage

  18.     Capital Stock and Other         Not Applicable
                Securities

  19.     Purchase, Redemption and        Purchase of Shares, Redemptions
                Pricing of Securities
                Being Offered

  20.     Tax Status                      Taxation

  21.     Underwriters                    Distributor

  22.     Calculation of Performance      Performance
                Data

  23.     Financial Statements            Financial Statements



                           PART C - OTHER INFORMATION

         Information required to be included in Part C on Form N-1A is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 [LOGO OMITTED]

                            INVESTMENT ADVISORS FUNDS

                 THE DATE OF THIS PROSPECTUS IS___________, 1997
                     Five Radnor Corporate Center, Suite 320
                      100 Matsonford Road, Radnor, PA 19087
                                 (610) 293-4300

      1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company. It is organized as a series Delaware business trust and has established three series: 1838 International Equity Fund, 1838 Small Cap Equity Fund and 1838 Fixed Income Fund. Each series of the Trust has a diversified portfolio of assets and a specific investment objective and policies.

     1838 International Equity Fund. The investment objective of the 1838 International Equity Fund (the "International Equity Fund") is capital appreciation, with a secondary objective of income. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Investments may be shifted among the various equity markets of the world outside of the U.S., depending upon management's outlook with respect to prevailing trends and developments. It is anticipated that a substantial portion of the International Equity Fund's assets will be invested in the developed countries of Europe and the Far East. A portion of the International Equity Fund's assets also may be invested in developing countries.

     1838 Small Cap Equity Fund. The investment objective of the 1838 Small Cap Equity Fund (the "Small Cap Equity Fund") is long-term growth. The Small Cap Equity Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalizations, those with a market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. The Small Cap Equity Fund will invest in small capitalization companies using a value approach.

     1838 Fixed Income Fund. The investment objective of the 1838 Fixed Income Fund (the "Fixed Income Fund") is maximum current income, with a secondary objective of growth. The Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

     There can be no assurance that the investment objective of the International Equity Fund, the Small Cap Equity Fund, or the Fixed Income Fund will be achieved. (See "Investment Objectives and Policies" and "Special Risk Considerations.")

     This Prospectus sets forth concisely the information that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. More information about each Fund has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated ___________, 1997 which is available at no charge upon written request to the Trust. The Trust's Statement of Additional Information is incorporated herein by reference.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SYNOPSIS..................................................................3

EXPENSES OF THE FUNDS.....................................................5

FINANCIAL HIGHLIGHTS......................................................6

THE TRUST.................................................................7

INVESTMENT OBJECTIVES AND POLICIES........................................7

OTHER INVESTMENT POLICIES................................................12

RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES......................13

SPECIAL RISK CONSIDERATIONS..............................................18

INVESTMENT RESTRICTIONS..................................................21

MANAGEMENT OF THE FUNDS..................................................22

CALCULATION OF NET ASSET VALUE...........................................25

HOW TO PURCHASE SHARES...................................................25

EXCHANGE OF SHARES.......................................................27

HOW TO REDEEM SHARES.....................................................27

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................30

SHAREHOLDER ACCOUNTS.....................................................31

RETIREMENT PLANS.........................................................32

SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS
 AND SHAREHOLDER MEETINGS................................................32

PERFORMANCE..............................................................33

APPENDIX................................................................A-1

APPLICATION AND NEW ACCOUNT REGISTRATION...................................

SYNOPSIS

Open-End Investment Company

     1838 Investment Advisors Funds, which was organized as a Delaware business trust on December 9, 1994, is an open-end, management investment company. It is organized as a series Delaware business trust and currently offers shares of the 1838 International Equity Fund, the 1838 Small Cap Equity Fund and the 1838 Fixed Income Fund (each a "Fund" and collectively, the "Funds"). See "The Trust" and "Shares of Beneficial Interest, Voting Rights and Shareholder Meetings."

Investment Objectives

     The investment objective of the International Equity Fund is capital appreciation, with a secondary objective of income. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

     The investment objective of the Small Cap Equity Fund is long-term growth. The Small Cap Equity Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalization, those with a market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation.

     The investment objective of the Fixed Income Fund is maximum current income. The Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities. See "Investment Objectives and Policies."

Investment Adviser, Distributor and Transfer Agent

     1838 Investment Advisors, L.P. (the "Investment Adviser") is the investment adviser for the Funds. Rodney Square Distributors, Inc. ("RSD") is the distributor for the Funds. Rodney Square Management Corporation ("Rodney Square") is the administrator, transfer agent and dividend disbursing agent for the Funds. See "Management of the Funds."

Purchase, Redemption and Exchange of Shares

     Shares of the Funds may be purchased or redeemed at any time. The Funds do not impose any sales load or 12b-1 Plan fees. The public offering price of shares of each Fund is the net asset value per share next determined after the receipt in proper form of the purchase order. See "How to Purchase Shares." Shares of each Fund are redeemed at the net asset value calculated after receipt of the redemption request. A purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. See "How to Redeem Shares," "Exchange of Shares," and "Calculation of Net Asset Value."

Minimum Investment

     The minimum initial investment is $1,000 and there is no minimum for subsequent investments. See "How to Purchase Shares."

Investment Advisory Fees

     The Investment Adviser manages the investment of the assets of each Fund in accordance with each Fund's investment objective, policies and restrictions, subject to the supervision and direction of the Board of Trustees.

     For its services, the Investment Adviser is paid a monthly fee at the annual rate of 0.75% of the International Equity Fund's average daily net assets, 0.75% of the Small Cap Equity Fund's average daily net assets, and 0.50% of the Fixed Income Fund's average daily net assets. See "Expenses of the Funds" and "Management of the Funds."

Risk Factors and Special Considerations

  Investors should consider a number of factors:

     1. Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. See "Investment Objective and Policies" and "Special Risk Considerations."

     2. Securities prices in different countries are subject to different economic, financial, political and social factors. Because each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in a portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Further, there will be costs attendant to converting such currencies into U.S. dollars. See "Special Risk Considerations."

     3. Investments in the securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. See "Investment Objective and Policies" and "Special Risk Considerations."

     4. Fixed income securities generally are affected by general changes in interest rates that may result in an increase or decrease in the value of the obligations held by the Fixed Income Fund. The value of the securities held by the Fixed Income Fund can be expected to vary inversely with the changes in interest rates; as the rates decline, market value tends to increase and vice versa.

     5. Each Fund may engage in the following portfolio strategies: enter into forward foreign currency exchange contracts and foreign currency futures and options; write covered options; purchase options; and engage in transactions in stock index options and futures and related options on such futures. See "Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures" under "Risks in Derivatives and Other Investment Practices" and "Special Risk Considerations."

     6. Each Fund may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral prior to lending. The principal risk to a Fund is the risk that the borrower defaults on its obligation to return borrowed securities. See "Lending of Portfolio Securities" under "Risks in Derivatives and Other Investment Practices."

     7. Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts (which involve risk of loss if a seller defaults on its obligations under the agreement or contract). See "Repurchase Agreements and Purchase and Sale Contracts" under "Risks in Derivatives and Other Investment Practices."

EXPENSES OF THE FUNDS


                                                    International      Small Cap       Fixed
                                                       Equity            Equity        Income
                                                        Fund              Fund         Fund
                                                        ----              ----         ----

Shareholder Transaction Expenses
Maximum Sales Load
  Imposed on Purchases...................                None              None         None
Maximum Sales Load Imposed
 on Reinvested Dividends................                 None              None         None

Annual Operating Expenses
(as a percentage of average net assets)

Investment Advisory Expenses
  (after fee waiver) (1).................                0.27%             0.00%        0.30%
12b-1 Fees...............................                None              None         None
Other Expenses
  (after fee waivers and expense reimbursements) (2)     0.98%             1.25%        0.45%

    Total Fund Operating Expenses
    (after fee waivers and expense reimbursements) (3)   1.25%             1.25%        0.75%



     (1) The Investment Adviser has voluntarily agreed to waive its fees of 0.75% of the International Fund's average daily net assets, of which 0.48% was waived during the fiscal year ended October 31, 1996, so that the Fund's total operating expenses will not exceed 1.25% of the average daily net assets of the Fund.

          The Investment Adviser has voluntarily agreed to waive its fee of 0.75% or reimburse the Small Cap Equity Fund monthly so that the Fund's total operating expenses will not exceed 1.25% of the average daily net assets of the Fund. Without such waiver or reimbursement, the Investment Advisory Expenses would be 0.75% of the Fund's daily net assets on an annualized basis.

          The Investment Adviser has voluntarily agreed to waive its fees of 0.50% or reimburse the Fixed Income Fund monthly so that the Fund's total operating expenses will not exceed 0.75% of the average daily net assets of the Fund. Without such waiver or reimbursement, the Investment Advisory Expenses are estimated to be 0.50% of the Fund's average daily net assets on an annualized basis. The voluntary waivers of the Investment Adviser's fees may be rescinded at any time.

     (2) The Administrator, Transfer Agent, and the Accounting Agent voluntarily agreed to waive a portion of their fees for the first 12 months following the International Equity Fund's commencement of operations. The amount of "Other Expenses," absent the fee waivers and reimbursements, would have been 1.05% for the International Equity Fund and 3.88% for the Small Cap Equity Fund.

     (3) Absent all expense waivers and reimbursements, the ratio of total operating expenses to average daily net assets for the International Equity Fund and Small Cap Equity Fund would have been 1.80% and 4.63%, respectively, for the fiscal year ended October 31, 1996. Absent all expense waivers and reimbursements, the ratio of total operating expenses to average daily net assets is estimated to be 0.95% for the Fixed Income Fund.

     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on actual amounts incurred during the most recent fiscal year for the International Equity Fund and the Small Cap Equity Fund, but such amounts are estimated for the Fixed Income Fund.

     The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return; and (2) redemption at the end of each time period.

                                   1 yr.     3 yrs.     5 yrs.     10 yrs.
                                   -----     ------     ------     -------

International Equity Fund           $13       $40        $69         $151

Small Cap Equity Fund               $13       $40         N/A         N/A

Fixed Income Fund                   $ 8       $24         N/A         N/A

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. The above example is based upon actual expenses for the International Equity Fund for the fiscal period October 31, 1995 to October 31, 1996. Since the Small Cap Equity Fund Portfolio began operations on June 17, 1996, and the Fixed Income Fund has not begun operations as of the date of this Prospectus, the Trust has not projected expenses for those Funds beyond the three year period.


FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of the International Equity and Small Cap Equity Funds outstanding throughout each period presented. The figures in this table are audited and should be read in conjunction with each Fund's financial statements and notes thereto, and the auditor's report thereon, all of which are incorporated by reference into the Trust's Statement of Additional Information. For further information regarding the International Equity and Small Cap Equity Fund, see each Fund's Annual Report, which may be obtained by contacting the Funds' Administrator.

                                                                   International Equity Fund

                                                                                       For the Period
                                                               For the                 August 3, 1995
                                                             Year Ended          (Commencement of Operations)
                                                          October 31, 1996        through October 31, 1995
                                                          ----------------        ---------------------------


Net Asset Value - Beginning of Period ...........               $9.61                        $10.00
                                                                -----                        ------
Investment Operations:
     Net investment income ......................                0.07                          0.02
     Net realized and unrealized gain (loss)
       on investment and foreign currency
       transactions .............................                0.80                         (0.41)
                                                                 ----                         -----
         Total from investment operations .......                0.87                         (0.39)
                                                                 ----                         -----

Distributions:
   From net investment income....................               (0.04)                           --
                                                                -----                         -----

Net Asset Value - End of Period .................              $10.44                         $9.61
                                                               ======                         =====

Total Return  ...................................                9.11%                        (3.90)%
Ratios (to average net assets)-Supplemental Data:
     Expenses(1).................................                1.25%                         1.25%*
     Net investment income.......................                0.70%                         1.02%*
Portfolio turnover rate..........................               59.11%                        42.21%*
Average commission rate paid.....................             $0.0211                           --
Net assets at end of period (000 omitted)........             $41,209                       $16,764


(1) Without waivers the annualized ratio of expenses to average daily net assets would have been 1.80% and 2.60% for the period ending October 31, 1996, and October 31, 1995, respectively.

*    Annualized.

                              Small Cap Equity Fund

                                                                For the Period
                                                                June 17, 1996
                                                          (Commencement of Operations)
                                                            through October 31, 1996
                                                            ------------------------
Net Asset Value-- Beginning of Period................               $10.00
                                                                    ------
Investment Operations:
   Net investment loss...............................                (0.02)
   Net realized and unrealized loss
     on investments..................................                (0.41)
                                                                     -----
       Total from investment operations..............                (0.43)
                                                                     -----

Net Asset Value-- End of Period......................                 9.57
                                                                      ====

Total Return.........................................                (4.30)%
Ratios (to average net assets)-- Supplemental Data:
   Expenses(1).......................................                 1.25%*
   Net investment loss...............................                (0.52)%*
Portfolio turnover rate..............................                94.38%*
Average commission rate paid.........................              $0.0512
Net assets at end of period (000's omitted)..........               $5,428


(1) Without waivers the annualized ratio of expenses to average daily net assets would have been 4.63% for the period.

*    Annualized.


THE TRUST

     1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company commonly known as a mutual fund. The Trust was established as a series Delaware business trust on December 9, 1994 and has established three series: 1838 International Equity Fund, 1838 Small Cap Equity Fund and 1838 Fixed Income Fund. Each series of the Trust has a diversified portfolio of assets.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund are set forth below. The investment objective of each Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its objective.

     International Equity Fund. The International Equity Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments and should be considered as a vehicle for diversification and not as a balanced investment program.

     The Fund intends to reduce investment risk by allocating its investments among the capital markets of a number of countries by investing in an international portfolio of securities of foreign companies located throughout the world. Specifically, the Fund intends to invest in the capital markets of more than 20 countries with emphasis on the largest markets of Japan, the United
Kingdom, France and Germany. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. Although it is not anticipated that a significant portion of the Fund's assets may be invested in such developing countries, the Fund may invest without limitation in such securities.

     The allocation of the Fund's assets among the various foreign securities markets will be based primarily on an assessment of the phase in the business cycle and long-term growth potential of the various economies and the valuation of each securities market, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Investment Adviser will seek to identify equity investments in each market which are expected to provide long-term capital appreciation which equals or exceeds the performance benchmark of such market as a whole.

     Up to 20% of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries (such as Malaysia, Mexico and Thailand), which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Because of the general illiquidity of the capital markets in certain developing countries, the Fund may invest in a relatively small number of leading or relatively actively traded companies in such countries' capital markets with the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

     The Fund currently does not intend to invest in developing countries that were recently communist countries. If the Fund determines that it would be beneficial to the Fund and its shareholders to invest in developing countries that were recently communist countries, the Fund will notify shareholders that it intends to invest in such countries, and will provide proper disclosure with respect to such investments.

     While the Fund primarily will emphasize investments in common stock, the Fund may also invest in other equity securities consisting of preferred stocks, debt securities which are convertible into or exchangeable for common stock, and equity securities such as warrants or rights that are convertible into common stock. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents in U.S. dollars or foreign currencies and short-term securities including money market securities. Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in temporary defensive obligations of U.S. issuers. Under normal conditions, however, at least 65% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. Investments made for temporary defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested in equity securities of foreign issuers. A portion of the portfolio normally will be held in U.S. dollars or short-term interest bearing U.S. dollar-denominated securities to provide for possible redemptions.

     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     Small Cap Equity Fund. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalizations, those with market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. During normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market capitalizations of $1 billion or less, at the time of initial purchase.

     The Fund will invest primarily in small capitalization companies using a value approach. This approach entails finding companies whose current stock prices (i) are believed not to adequately reflect their underlying value as measured by assets; and (ii) are low in relation to current earnings, cash flow or business franchises, and which, in the Investment Adviser's opinion, seem capable of recovering from any out of favor considerations. Companies with a market value of $1 billion or less may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Because of their size, small cap stocks are less actively followed by stock analysts and less information is available on which to base stock price evaluations. As a result, greater variations often exist between the current stock price and its estimated underlying value which may present greater opportunity for long-term capital growth.

     The Investment Adviser will rely on its proprietary research to identify undervalued, small cap stocks before their value is recognized by the investment community. Stocks will be selected when the Investment Adviser believes (1) the current stock price is undervalued in relation to current earnings, cash flow or estimated asset value per share; and (2) the potential for a catalyst exists (such as increased investor attention, asset sales or a change in management) which will cause the stock's price to increase to reflect the company's underlying value.

     The Fund's holdings will generally be traded in established over-the-counter markets, but assets may also be invested in securities listed on a national or regional securities exchange. The Fund may also invest a portion of its assets in publicly traded stocks with limited marketability and up to 15% of its assets in restricted securities, as described below.

     Higher risks are often associated with investment in the securities of small capitalization companies. See "Special Risk Considerations."

     In addition to the investments described above, the Fund's investments may include, but are not limited to, those described below.

     While the Fund will remain primarily invested in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the Investment Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, the Investment Adviser's equivalent.

     While the Fund has no current intention to do so, the Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. The Fund may purchase both rated and unrated convertible debt securities, depending upon prevailing market and economic conditions. Debt securities rated as investment grade means that they have a rating of Baa or better as determined by Moody's or BBB by S&P, or are of comparable quality. These are the highest ratings or categories as defined by Moody's and S&P. Debt securities that are rated Baa by Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), or, if unrated, are of comparable quality, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated debt securities. Debt rated BB and below by S&P and Ba and below by Moody's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% (measured at the time of purchase) of its total assets in corporate debt securities without regard to quality or rating.

     The Investment Adviser expects that a majority of investments in the Fund will be in U.S. based companies; however, from time to time, the Fund may invest up to 20% of its total assets in securities principally traded in markets outside the United States, if they meet the Fund's investment criteria. Under normal circumstances, investments in foreign securities will comprise no more than 10% of portfolio assets. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve certain risks not involved in domestic investment. See "Special Risk Considerations."

     Foreign securities of the Fund are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Fund will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. See "Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures" under "Other Investment Practices" and "Special Risk Considerations."

     Fixed Income Fund. The Fixed Income Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

     The Fund may invest in income-producing securities of all types, including bonds, notes, mortgage and mortgage-backed securities, government and government agency obligations, zero coupon securities, convertible securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, foreign securities, indexed securities, and asset-backed securities. The Fund normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the Investment Adviser to be of comparable quality. Investment grade categories are described under "Small

Cap Equity Fund" above. The Fund may also invest up to 5% of its total assets in lower-quality debt securities, sometimes referred to as "junk bonds".

     Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Fund. An orderly disposition of these stocks will be effected consistent with the judgment of the Investment Adviser as to the best price available.

     Under normal circumstances, at least 65% of the Fund will be invested in fixed-income securities. The Fund has no restriction on maturity; however, it normally invests in a broad range of maturities and generally maintains a dollar-weighted average maturity of 7 to 12 years. The average maturity of the Fund's investments will vary depending on market conditions. In making investment decisions for the Fund, the Investment Adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Investment Adviser will monitor the Fund's investment in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

     The Fund may invest in mortgage-backed, asset-backed and mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. The value of some mortgage- or asset-backed securities in which the Funds invest may be sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Fund will not invest more than 25% of its total assets in mortgage-related securities not guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government.

     Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

     A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund has adopted a policy under which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

     A more detailed list of securities that the Fixed Income Fund may invest in, and the risks attendant thereto, is included in the Appendix to this Prospectus.

OTHER INVESTMENT POLICIES

     Depositary Receipts. Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European

Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers such as convertible preferred stock, convertible bonds and warrants or rights convertible into common stock. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. If a Fund determines that other securities convertible into foreign securities are available on the market, that Fund will notify Shareholders before investing in such securities.

     ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.

     Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, a Fund will not invest more than 15% of its assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, and otherwise restricted securities, unless the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     When-Issued, Forward Delivery and Delayed Settlement Securities. The Small Cap Equity Fund will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. "Delayed settlements" occur when the Small Cap Equity Fund agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed. Such transactions will be limited to no more than 25% of the Fund's assets. The Small Cap Equity Fund engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Small Cap Equity Fund.

RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES

Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures
     The following investment practices are practices that involve investment in derivatives. Derivatives are contracts or securities, the value of which depends on (or "derives" from) the future prices of underlying financial assets. Investment in derivatives entails risk of which investors should be aware, as described under each heading below. For additional information about derivative securities in which each Fund may invest, and the risks associated with those investments, see "Investment Objectives and Policies" in the Trust's Statement of Additional Information.

Forward Foreign Currency Exchange Contracts
     Each Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Fund against exchange rate fluctuation. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. Each Fund will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of a Fund will thereby be served. Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Fund to buy or sell currency will generally require the Trust's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade assets equal to the amount of the Fund's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. See "Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

Foreign Currency Futures Contracts and Options
     As another means of reducing the risks associated with investing in securities denominated in foreign currencies, each Fund may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against anticipated future changes in currency prices which otherwise might adversely affect the value of the Fund's portfolio securities. A Fund will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures contracts and options entail risks, but the Investment Adviser believes that use of such contracts and options may benefit the Fund by diminishing currency risks. A Fund will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 50% of the value of its total assets. In addition, a Fund may enter into a futures contract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.

Writing Covered Options
     Each Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.

     Each Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. Each Fund maintains liquid securities with its custodian equal to or greater than the exercise price of the underlying security. A
Fund will receive a premium for writing a put option which increases the Fund's return. A Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

Purchasing Options
     Each Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option a Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires.

     A Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

Stock Index Options and Futures
     Each Fund may engage in transactions in stock index options and futures, and related options on such futures. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. Each Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

     Each Fund may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

     Each Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Investment Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     Each Fund also has authority to purchase and write call and put options on stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. A Fund may purchase put options or write call options on stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund may purchase call options, or write put options on stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     Each Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options
     A Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. A Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by a Fund and margin deposits on a Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Funds and may be amended by the Trustees of the Trust without the approval of the Funds' shareholders. However, a Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission's staff of its position.

Restrictions on the Use of Futures Transactions
     Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to each Fund provide that the futures trading activities described herein will not result in a Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, a Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

Portfolio Transactions
     In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available. The Funds have no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), persons affiliated with a Fund and persons who are affiliated with such affiliated persons, including the Investment Adviser, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of a Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., a Fund may consider sales of shares of such Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

Lending of Portfolio Securities
     Each Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash, a letter of credit issued by a bank or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, a Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Portfolio Turnover
     The Investment Adviser will effect portfolio transactions without regard to the holding period if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, a Fund may engage in a substantial number of portfolio transactions. Although it is impossible to predict the portfolio turnover rate, the Trust does not expect the portfolio turnover rate to exceed 75% for the International Equity Fund, 100% for the Small Cap Equity Fund, and 100% for the Fixed Income Fund. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Repurchase Agreements and Purchase and Sale Contracts
     Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts may be entered into only with financial institutions which have capital of a least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; such Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by such Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the Securities and Exchange Commission and are therefore subject to each Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's total assets.

SPECIAL RISK CONSIDERATIONS

International Investing
     Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in a Fund's portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of each Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Foreign financial markets, while often growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of such Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

     It is anticipated that a portion of the International Equity Fund's assets may be invested in the developing countries of the world, including, but not limited to, countries located in Eastern Europe, Latin America and the Far East. The risks noted above as well as in "Restrictions on Foreign Investment" below are often heightened for investments in developing countries.

Restrictions on Foreign Investment
     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities which may have less advantageous terms than securities of the company available for purchase by nationals.

     A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in such Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act prohibits a Fund from investing in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder, unless, immediately after acquisition, the Fund holds neither more than 5% of any class of the issuer's equity securities nor more than 10% of the issuer's debt securities, and no more than 5% of the value of such Fund's total assets is invested in the securities of such issuer. This provision may restrict the Fund's investments in certain foreign banks and other financial institutions.

Small Capitalization Companies
     Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

     Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Small Cap Equity Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Fixed Income Securities
     The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Portfolio's shares.

     Bonds rated Baa by Moody's or BBB by S&P, or with equivalent ratings, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities rated lower than Baa by Moody's or BB by S&P, or with equivalent ratings, (sometimes referred to as "junk bonds") have poor protection against default in payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. Market prices of lower-rated debt securities may fluctuate more than those of higher-rated securities, and may decline significantly in periods of general economic difficulty which may follow rising interest rates. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

Mortgage-Related Securities
     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Many mortgage-related securities are subject to extension risk, meaning that their duration increases or decreases due to changes in the rate of prepayment on underlying mortgages at precisely the time that it may be most disadvantageous to the holder of the securities for such changes to occur. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Futures and Options
     The primary risks associated with the use of futures and options are
(i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (iii) the potentially unlimited loss from investing in futures contracts; and (iv) the likelihood of a Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by such Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. For more detailed information about options and futures transactions, see the Statement of Additional Information.

     Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above.

Borrowing
     Each Fund may borrow up to 20% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. A Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund. Such leveraging increases such Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

INVESTMENT RESTRICTIONS

     Each Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, each Fund may not:

          As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, for the International Equity Fund, with respect to no more than 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Co-operation and Development (OECD).

      Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

      Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

     Changes in values of particular assets of a Fund will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases a security.

     Nothing in the foregoing investment restrictions shall be deemed to prohibit a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result a Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.


MANAGEMENT OF THE FUNDS

Board of Trustees
     The Board of Trustees of the Trust consists of five individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The members of each Fund's Board of Trustees are fiduciaries for the Fund's shareholders and, in this regard, are governed by the laws of the State of Delaware. The Trustees establish policy for the operation of each Fund, and appoint the officers who conduct the daily business of the Funds. The Statement of Additional Information contains more information regarding the Officers and Trustees of the Funds.

Investment Adviser
     The Investment Adviser for the Funds is 1838 Investment Advisors, L.P., a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940. The Investment Adviser's offices are located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087. The Investment Adviser supervises the investment of the assets of each Fund in accordance with its objective, policies and restrictions.

     For its services, the Investment Adviser is paid a monthly fee at the annual rate as follows of each Fund's average daily net assets:

               International Equity Fund...................0.75%
               Small Cap Equity Fund.......................0.75%
               Fixed Income Fund...........................0.50%

     These fees are higher than that paid by most mutual funds for investment advisory services, but management believes these fees are justified by the additional investment research and analysis required in connection with investing in equities on an international basis. These fees are subject to reductions reflecting certain reductions in the fee of the Investment Adviser pursuant to voluntary reductions in fees paid by each Fund.

     W. Thacher Brown, the President, Chairman and a Trustee of the Trust, is the President and a 39.5% shareholder of 1838 Investment Advisors, Inc. ("1838 Inc."), which is the managing general partner of the Adviser. Mr. Brown is also an individual limited partner of the Investment Adviser.

George W. Gephart, Jr., a Trustee and Vice President of the Fund, Anna M. Bencrowsky, a Vice President, Treasurer and Secretary of the Fund, Johannes B. van den Berg, a Vice President of the Fund, and Marcia Zercoe, a Vice President of the Fund, are also shareholders of 1838 Inc. Since 1988, the Investment Adviser has served as the investment adviser to a registered closed-end investment company, and, as of January 1, 1997, the Investment Adviser managed approximately $5 billion in client assets.

     From August 3, 1995 (commencement of operations) through January 1, 1997, the International Equity Fund had a Sub-Investment Advisory contract with MeesPierson 1838 Investment Advisors (the "Prior Sub-Adviser") and the Investment Adviser. The Board of Trustees voted to terminate this contract effective January 1, 1997 due to a probable change in control of the Prior Sub-Adviser. As of January 1, 1997, Johannes B. van den Berg, the Portfolio Manager of the International Equity Fund and Managing Director of the Prior Sub-Adviser, became an employee of the Investment Adviser and continues his role as the Fund's Portfolio Manager.

     The Investment Adviser, 1838 Inc. and MeesPierson Capital Management Inc. ("MPCM"), a 24.9% limited partner of the Investment Adviser and indirect wholly owned subsidiary of MeesPierson N.V., located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, have entered into a purchase agreement whereby MPCM has the option to purchase from 1838 Inc. a limited partnership interest representing an additional 5.1% of the Investment Adviser. Under the terms of the purchase agreement, MPCM may not exercise its option prior to December 31, 1998.

     Johannes B. van den Berg, Principal of the Investment Adviser, is principally responsible for the day-to-day management of the International Equity Fund's portfolio. He was the Managing Director and Portfolio Manager of the Prior Sub-Adviser and has served as Managing Director-International of MPCM since 1993. From 1983 to 1993, Mr. van den Berg served at the Amsterdam office of MeesPierson Capital Management, B.V. (formerly known as Pierson Capital Management), including as Managing Director and Chief Investment Officer from 1990 to 1993. Since 1991, Mr. van den Berg has co-managed the World Property Fund, a global real estate investment trust fund. Between 1987 and 1990, Mr. van den Berg managed the European Growth Fund, a small cap European equity mutual fund.

     Edwin B. Powell, Principal of the Investment Adviser, will be principally responsible for the day-to-day management of the Small Cap Equity Fund's portfolio. Since June of 1994, Mr. Powell has served as a money manager with the Investment Adviser, managing a number of separate portfolios in the small cap style. Prior to joining the Investment Adviser, Mr. Powell was employed by Provident Capital Management (a subsidiary of PNC Bancorp) where for seven years he managed a number of large and small cap portfolios in a value style. While at Provident Capital Management, Mr. Powell managed two publicly traded, open-end mutual funds: PNC Value Fund and PNC Small Cap Value Fund.

     Marcia Zercoe, Principal of the Investment Adviser, will be principally responsible for the day-to-day management of the Fixed Income Fund's portfolio. Prior to joining the Investment Advisor, Ms. Zercoe was Vice President and Head of Fixed Income at FNB Maryland from 1994 to 1995, where she managed the ARK Income Fund, an open-end fixed income mutual fund, and was Vice President and Head of Fixed Income at Provident Capital Management, Philadelphia, PA from 1990 to 1994. While at Provident Capital Management (a subsidiary of PNC), Ms. Zercoe managed the PNC Managed Income Fund.

Distributor and Distribution Agreement
     Rodney Square Distributors, Inc. ("RSD"), 1100 N. Market Street, Wilmington, DE 19890, has been engaged pursuant to a distribution agreement dated February 8, 1995, to assist in securing purchasers for shares of each Fund. RSD also directly, or through its affiliates, provides investor support services. RSD will receive no compensation for distribution of shares of the Funds, except for reimbursement of out-of-pocket expenses.

     Banking laws limit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. RSD is an affiliate of Wilmington Trust Company ("WTC"), a banking institution organized under the laws of the State of Delaware. RSD has advised the Fund that RSD believes that it may perform the services contemplated by its agreements with the Trust without violation of applicable banking laws or regulations. If RSD were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. It is not expected that shareholders would suffer any adverse financial consequences as a result of such an occurrence.

Administrator, Transfer Agent, Dividend Paying Agent and Custodian
     Rodney Square, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001 serves as Administrator, Transfer Agent and Dividend Paying Agent of each Fund and also provides accounting services to the Funds.

     As Administrator, Rodney Square supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Rodney Square also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. Rodney Square performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, Rodney Square receives a monthly administration fee from the Trust at the annual rate of .15% of the average daily net assets of the Trust on the first $50 million; plus .10% of such assets in excess of $50 million to $100 million; plus .07% of such assets in excess of $100 million to $200 million; and .05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for the International Equity Fund, and $15,000 minimum per year for each additional fund. Rodney Square also serves as Transfer Agent and Dividend Paying Agent of the Funds.

     Rodney Square also serves as an Accounting Agent to the Fund. As Accounting Agent, Rodney Square determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust.

     The custodian for the International Equity Fund is Bankers Trust Company, 280 Park Avenue, New York, NY 10017. Bankers Trust Company employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Board of Trustees' annual review of those foreign custody arrangements.

     The custodian for the Small Cap Equity and Fixed Income Funds is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001.

Expenses
     Except as indicated above, each Fund is responsible for the payment of its own expenses, other than those borne by the Investment Adviser, and such expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants;
(c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the fees of any trade association of which the Fund is a member; (f) the cost of certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the

Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (i) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (j) compensation for employees of the Fund.

CALCULATION OF NET ASSET VALUE
     Rodney Square determines the net asset value per share of each Fund as of the close of regular trading on each day that the New York Stock Exchange is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of a Fund's shares. The net asset value is determined by dividing the value of a Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of a Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     In valuing each Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

     Money market securities with less than sixty days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

     Those securities that are quoted in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time Rodney Square calculates the daily net asset value per share. Although each Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

HOW TO PURCHASE SHARES
     Shares of each Fund are offered on a continuous basis by the Funds through RSD and may be purchased by mail or wire at the net asset value next determined after receipt by Rodney Square, upon acceptance of the purchase order in proper form by RSD. The Funds and RSD reserve the right to reject any purchase order and a Fund and RSD may suspend the offering of such Fund's shares. The minimum initial investment is $1,000, with no minimum subsequent investment. Each Fund reserves the right to vary the initial and subsequent investment minimums at any time. There is no minimum investment requirement for qualified retirement plans.


      Purchases may be made in one of the following ways:

Purchases by Mail
     You may purchase shares by sending a check drawn on a U.S. bank payable to either the 1838 International Equity Fund, the 1838 Small Cap Equity Fund, or the 1838 Fixed Income Fund, along with a completed Application, to 1838 Investment Advisors Funds, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o Rodney Square Management Corporation, 1105 N. Market St., 19th Floor, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Fund account number.

     When you purchase by check, payment on redemptions will be mailed upon clearance of the check (which may take up to 15 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

Purchases by Wire
     You may purchase shares by wiring federal funds. To advise the Trust of the wire, and if making an initial purchase, to obtain an account number, you must telephone Rodney Square at (800) 884-1838. Once you have an account number, instruct your bank to wire federal funds to:



                      RODNEY SQUARE MANAGEMENT CORPORATION
                      C/O WILMINGTON TRUST COMPANY
                      WILMINGTON, DE
                      ABA #0311 0009 2
                      ATTENTION: [FUND NAME]
                      DDA #2670-9482
                      FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

     If you make an initial purchase by wire, you must promptly forward a completed Application to Rodney Square at the address stated above under "Purchases By Mail." Investors should be aware that some banks may impose a wire service fee.

Automatic Investment Plan
     Shareholders may purchase shares of a Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. Under the Plan, Rodney Square, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of a Fund's shares will be effected at the net asset value at the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call Rodney Square at (800) 884-1838.

   Additional Purchase Information
     Purchase orders for shares of a Fund which are received by Rodney Square and accepted by RSD prior to the close of regular trading hours on the Exchange (generally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

     Purchase orders received by Rodney Square and accepted by RSD after the close of the Exchange on a particular day are priced as of the time the net asset value per share is next determined.

     Shares of each Fund are offered at the net asset value next determined after a purchase order is received by Rodney Square, upon acceptance of the purchase order by RSD.

   EXCHANGE OF SHARES

     You may exchange all or a portion of your Fund shares for shares of any of the other Funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a Fund are available only in states in which such shares may be lawfully sold.

     A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by Rodney Square of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. The net asset values per share of each series of the Trust are determined at the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) on any day that such series calculates its net asset value.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.

     To obtain prospectuses of the other Funds in the 1838 Investment Advisors Funds' complex, contact Rodney Square at (800) 884-1838. To obtain more information about exchanges, or to place exchange orders, also contact Rodney Square. The Trust reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification as required by the Securities and Exchange Commission.

HOW TO REDEEM SHARES

     Shareholders may redeem their Fund shares without charge on any day that such Fund calculates its net asset value (see "Calculation of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after receipt and acceptance by Rodney Square of a redemption request meeting the requirements described below. Redemption proceeds are normally sent on the next business day following receipt and acceptance by Rodney Square of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt and acceptance of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.

     Each Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.

     Except as noted below, redemption requests received and accepted by Rodney Square prior to the close of regular trading hours on the Exchange on any business day that a Fund calculates its per share net asset value are effective that day. Redemption requests received and accepted by Rodney Square after the close of the Exchange are effective as of the time the net asset value per share is next determined.

In-Kind Redemption
     Each Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Adviser or the Board of Trustees, result in the necessity of such Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

     Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Investment Company Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value."

     In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where a Fund completes such redemption in-kind, such Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

     Shares may be redeemed in one of the following ways:

Redemption by Mail
     Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A signature and a signature guarantee are required for each person in whose name the account is registered.

     Written redemption instructions should be submitted to 1838 Investment Advisors Funds, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o Rodney Square Management Corporation, 1105 N. Market Street, 19th Floor, Wilmington, DE 19801.

Redemption by Telephone
     Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made.

     Neither the Funds nor their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, each Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify you as the shareholder. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

     During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach Rodney Square by telephone, you may make a redemption request by mail. The Funds and Rodney Square reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

Redemptions by Wire
     Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than seven days following such receipt and acceptance.

Additional Redemption Information

     Redemption proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize a Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible guarantor institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

     Each Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). A Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. If the value of an investor's account falls below the minimum initial investment requirement due to market fluctuations, the fund will not redeem an investor's account except pursuant to the instructions of the shareholder.

   Systematic Withdrawal Plan
     Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application or call Rodney Square at (800) 884-1838. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

      For more information on redemption services, contact Rodney Square.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The International Equity Fund and the Small Cap Equity Fund will declare and pay dividends annually to their shareholders of substantially all of their net investment income, if any, earned during the year from their investments. The Fixed Income Fund will declare and pay dividends quarterly to its shareholders of substantially all of its net investment income, if any, earned during each quarter from its investments. A Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of each Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of each Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying Rodney Square in writing thirty days prior to record date.

     Each series of the Trust will be treated as a separate entity for federal income and excise tax purposes. Each Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources.

     Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. A Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

     Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by each Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

     A sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by each Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

     Under Code Section 988, foreign currency gains or losses, including those from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options, will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. If Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Fund shares.

     Each year, each Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions. Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund. Additional information on tax matters relating to the Funds and to shareholders is included in the Statement of Additional Information.

SHAREHOLDER ACCOUNTS

     Rodney Square, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Fund rounded to the nearest 1/1000th of a share.

     In the interest of economy and convenience, the Trust does not issue share certificates of the Funds. Each shareholder is sent a statement at least quarterly showing all purchases in or redemption from the shareholder's account. The statement also sets forth the balance of shares held in the shareholder's account.

RETIREMENT PLANS

     Shares of each Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans).

   Individual Retirement Accounts
     Application forms and brochures for IRAs can be obtained from Rodney Square by calling (800) 884-1838. WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.

SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS

   Shares of Beneficial Interest and Voting Rights
     The Trust is organized as a series Delaware business trust. The Trust's Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.

     The shares of each Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also give shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the trustees consider necessary or desirable. As of February 28, 1997, Patterson & Co. owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 59.90% of the shares of the International Equity Fund and may be deemed to be a controlling person of that Fund, under the Investment Company Act. Also as of February 28, 1997, Poolside & Co. owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 30.54% of the shares of the Small Cap Equity Fund, and Paterson & Co. and owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 29.67% of the shares of the Small Cap Equity Fund, and both may be deemed to be controlling persons under the Investment Company Act.

   Shareholder Meetings
     Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act. The trustees have, however, undertaken to the Securities and Exchange Commission that the trustees will promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Trust. In addition, subject to certain conditions, shareholders of the Trust may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a trustee or trustees.

   PERFORMANCE

     Total return and yield data may from time to time be included in advertisements about the Funds. Total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The International Equity Fund may compare its investment performance to appropriate market indices, such as Lipper Mutual Fund Indices, Financial Times Goldman Sachs Europe-Asia Index, Morgan Stanley Capital International EAFE Index and Morningstar, Inc., as well as to other appropriate mutual fund indices.

     The Small Cap Equity Fund may compare its investment performance to appropriate market indices such as the Russell 2000 Index, Nasdaq Industrial Index, Standard & Poor's 500 Composite Stock Price Index and Morningstar, Inc., as well as to appropriate mutual fund indices.

     The Fixed Income Fund may compare its investment performance to appropriate market indices such as the Lehman Aggregate Index and the Lehman Government Corporate Index, as well as to appropriate mutual fund indices. Each Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

     All data will be based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the investments in a Fund, and the Fund's operating expenses. Investment performance also often reflects the risk associated with a Fund's investment objective and policies. In addition, averages are generally unmanaged, and items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. These factors should be considered when comparing a Fund to other mutual funds and other investment vehicles.

     APPENDIX

     The following are securities in which the Fixed Income Fund may invest in accordance with its investment objectives and portfolios:

     BANK OBLIGATIONS. Bank obligations include bankers' acceptances which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer; certificates of deposit which are negotiable, certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods or issued at a discount; and time deposits which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     COMMERCIAL PAPER. Commercial paper is an obligation issued by a bank, broker-dealer, corporation and other entities for purposes such as financing its current operations.

     CONVERTIBLE SECURITIES. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified-price) established upon issue. If a convertible security held by the Fixed Income Fund is called for redemption, that Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

     CORPORATE DEBT SECURITIES. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Investment Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Fixed Income Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

     The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fixed Income may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

     The Fixed Income Fund may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. The Fund may invest in securities denominated in foreign currencies will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Risks in Derivatives and Other Investment Practices" in the Prospectus, and see the Trust's Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS"). Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     The use of credit ratings as the sale method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Investment Adviser deems it in the best interest of shareholders.

     MUNICIPAL OBLIGATIONS. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. The Fixed Income Fund may own a municipal security directly or through a participation interest.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the U.S. government as a whole or only by the issuing agency. For example, securities, issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association are backed by the full faith and credit of the U.S. government and are the highest-quality government securities.

     Still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRS, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBES) are direct obligations of the U.S. Government.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand full payment from issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

     ZERO COUPON DEBT. Zero coupon debt securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between these securities' purchase prices and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be volatile when interest rates change.





                         1838 INVESTMENT ADVISORS FUNDS



         STATEMENT OF ADDITIONAL INFORMATION DATED __________, 1997


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 Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087

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                  1838 Investment Advisors Funds (the "Trust") has established three series: 1838 International Equity Fund (the "International Equity Fund"), 1838 Small Cap Equity Fund (the "Small Cap Equity Fund") and 1838 Fixed Income Fund (the "Fixed Income Fund") (individually, a "Fund" and collectively, the "Funds") each with its own investment objective. Information concerning each Fund is included in the Trust's Prospectus dated ___________, 1997. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone numbers listed below.


              INVESTMENT ADVISER:                         UNDERWRITER:
         1838 Investment Advisors, L.P.         Rodney Square Distributors, Inc.
    Five Radnor Corporate Center, Suite 320          1100 N. Market Street
              100 Matsonford Road                     Wilmington, DE 19890
                Radnor, PA 19087                         (800) 884-1838
                 (610) 293-4300

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
IN CONNECTION WITH THE TRUST'S CURRENT PROSPECTUS DATED _________, 1997. RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                         Page


INVESTMENT OBJECTIVES AND POLICIES..........................................3

INVESTMENT RESTRICTIONS....................................................13

INVESTMENT ADVISER.........................................................15

ALLOCATION OF PORTFOLIO BROKERAGE..........................................16

DISTRIBUTOR................................................................16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................17

PURCHASE OF SHARES.........................................................18

REDEMPTIONS................................................................18

TRUSTEES AND OFFICERS OF THE TRUST.........................................19

TAXATION...................................................................22

GENERAL INFORMATION........................................................24

PERFORMANCE................................................................24

FINANCIAL STATEMENTS.......................................................27

                       INVESTMENT OBJECTIVES AND POLICIES


                  Each Fund seeks to achieve its respective investment objectives by making investments selected in accordance with its investment policies and restrictions. Each Fund will vary its investment strategy as described the Trust's Prospectus to achieve its objectives. This Statement of Additional Information contains further information concerning the techniques and operations of each Fund, the securities in which each will invest, and the policies each will follow.

                  The following discussion of investment techniques and instruments should be read in conjunction with the "Investment Objectives and Policies" and "Special Risk Considerations" sections of the Prospectus.


Foreign Investment

                  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for a Fund's portfolio as a whole. This negative correlation also may offset unrealized gains a Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

Portfolio Turnover


                  While it is the policy of each Fund generally not to engage in trading for short-term gains, 1838 Advisors, L.P. (the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the International Equity Fund anticipates that its annual portfolio turnover rate should not exceed 75% under normal conditions, the Small Cap Equity Fund anticipates its portfolio turnover rate should not exceed 100% under normal conditions, and the Fixed Income Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The International Equity Fund's annualized portfolio turnover rate for the fiscal year ended October 31, 1996 was 59.11%, and the portfolio turnover rate for the Small Cap Equity Fund for the period from June 17, 1996 (commencement of operations) to October 31, 1996 was 94.38%. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover would involve additional transaction costs (such as brokerage commissions) which are borne by a Fund, or adverse tax effects. (See "Dividends, Distributions and Taxes" in the Prospectus). Each Fund is subject to the federal income tax requirement that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.

                  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of a Fund's outstanding voting securities.

                  A Fund's ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.


Securities Lending

                  Each Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

                  At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


Mortgaged-Backed and Asset-Backed Securities

                  Mortgage-backed securities in which the Fixed Income Fund will invest generally either carry a guaranty from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Mortgage-backed securities are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.

                  CMOs are securities which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through are allocated to various tranches in a predetermined, specified order. Each tranch has a "stated maturity" - the latest date by which the tranch can be completely repaid, assuming no prepayments - and has an "average life" - the average time to receipt of a principal payment weighted by the size of the principal payment.

                  Asset-backed securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary from interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level.

Risks
                  Due to the possibility that prepayments (on home mortgages, automobile loans and other collateral) will alter the cash flow on CMOs and asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life, and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Investment Adviser looks for those securities that offer a higher yield to compensate for any variation in average maturity.

Duration

                  Duration is a measure of the expected timing of the cash flows (principal and interest) of a fixed income security. It was developed as a more precise alternative to the concept of "term to maturity". Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.


Hedging Strategies

                  Each Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Also, a Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occurs.

Forward Foreign Currency Exchange Contracts

                  The U.S. dollar value of the assets of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

                  The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


                  Additionally, when a Fund anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund securities or other assets denominated in that currency.

                                      -6=

                  The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

                  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

                  If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Each of the Funds' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts

                  Each Fund may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

                  Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

                  Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase (variation margin). Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

                  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Funds intend to use futures contracts only for hedging purposes.

                  Regulations of the CFTC applicable to the Funds require that all of its futures transactions constitute bona fide hedging transactions or that the Funds' commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Fund. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

                  Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts


                  The Funds will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts exceed 50%, 20%, and 10% of the total assets of the International Equity Fund, the Small Cap Equity Fund, and the Fixed Income Fund, respectively.

Risk Factors in Futures Transactions

                  Positions in futures contracts may be closed out only on an exchange which provides a market for such futures. However, there can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

                  A Fund will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid market. There can be no assurance, however, that a liquid market will exist for a particular futures contract at any given time.

                  The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Investment Adviser does not believe that a Fund is subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

                  Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Fund securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss on margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

                  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options

                  The Funds may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

Writing Covered Call Options

                  The general reason for writing call options is to attempt to realize income. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Fund writes only covered options, which means that so long as a Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, a segregated cash reserve of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

                  A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

Options on Foreign Currencies

                  The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

                  Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

                  Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

                  Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

                  Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

                  Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

                  Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

                  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

                  In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                             INVESTMENT RESTRICTIONS


                  In addition to those set forth in the Trust's current Prospectus, the Funds have adopted the investment restrictions set forth below, which are fundamental policies of each Fund and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund may not:

         1.       Issue senior securities.

         2. Make investments for the purpose of exercising control or management of another company.

         3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

         4. Purchase or sell real estate or interests therein; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

         6. Purchase any securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by a Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

         7. Make loans to other persons (except as provided in (8) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan.

         8. Lend its portfolio securities in excess of 331/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth below.


        9. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, a Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. (See restriction
                  (10) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

         10. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in
                  (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. (For the purpose of this restriction and restriction
                  (9) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

         11. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

         12. Underwrite securities of other issuers except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         13. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases, except that a Fund may invest in securities of companies which invest in or sponsor such programs.

                  The investment restrictions set forth in the Prospectus contain an exception that permits each Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.


                               INVESTMENT ADVISER


                  The Trust, on behalf of each Fund, entered into an investment advisory agreement with the Investment Adviser, effective March 28, 1995 (March 3, 1997 for the Fixed Income Fund) (the "Investment Advisory Agreements"), for the provision of investment advisory services, subject to the supervision and direction of the Board of Trustees. Pursuant to the Investment Advisory Agreements, the International Equity Fund and Small Cap Equity Fund are obligated to pay the Investment Adviser a monthly fee equal to an annual rate of
 .75% of the respective Fund's average daily net assets, and the Fixed Income Fund is obligated to pay the Investment Advisor a monthly fee equal to an annual rate of .50% of the Fund's average daily net assets. The Investment Advisory Agreements currently specify that the advisory fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which a Fund's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of net assets of the Fund, 2% of the next $70 million of net assets of the Fund, and 1.5% of average annual net assets of the Fund in excess of $100 million. With respect to the International Equity Fund and Small Cap Equity Fund are, the Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse either Fund monthly to the extent that either Fund's total operating expenses exceed 1.25% of its average daily net assets. With respect to the Fixed Income Fund, the Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse the Fund monthly to the extend that the Fund's total operating expenses exceed 0.75% of the Fund's average daily net assets. The advisory fee payable to the Investment Advisor in connection with the services provided to the International Equity Fund for the year ended October 31, 1996 amounted to $218,232, of which $138,238 was waived. For the period August, 3, 1995 (commencement of operations) through October 31, 1995, the advisory fee payable amounted to $29,563, all of which was waived. The advisory fee payable to the Investment Advisor in connection with services provided to the Small Cap Equity Fund for the period June 17, 1996 (commencement of operations) through October 31, 1996 amounted to $12,641, all of which was waived.

                  The Investment Advisory Agreements became effective on March 28, 1995 (and March 3, 1997 for the Fixed Income Fund) for a two-year period. Such Agreements may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of each respective Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements will terminate automatically in the event of their assignment.


                        ALLOCATION OF PORTFOLIO BROKERAGE

                  The Investment Adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund, the Investment Adviser, by such member, broker, or dealer when viewed in terms of either a particular transaction or the Investment Adviser's overall responsibilities to the Trust. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Investment Adviser may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the Investment Adviser in connection with the Funds. Brokerage may also be allocated to dealers in consideration of a Fund's share distribution, but only when execution and price are comparable to that offered by other brokers.

                  The Investment Adviser is responsible for making the Fund's portfolio decisions subject to instructions described in the Prospectus. The Board of Trustees, however, impose limitations on the allocation of portfolio brokerage. During the period August 3, 1995 (commencement of operations) through October 31, 1995, the International Equity Fund paid $52,090 and for the fiscal year ended October 31, 1996 paid $124,675 in brokerage commissions. During the period June 17, 1996 through October 31, 1996, the Small Cap Equity Fund paid $9,692 in brokerage commissions.

                  It is anticipated that its brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Funds will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

                  Foreign equity securities may be held by a Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

                                   DISTRIBUTOR

                  Rodney Square Distributors, Inc. ("RSD") serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, RSD agrees to assist in securing purchasers for shares of the Funds. RSD will receive no compensation for distribution of shares of the Funds, except for reimbursement of out-of-pocket expenses.

                  The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or the Fund's shareholders for losses arising in connection with the sale of Fund shares.

                  The Distribution Agreement became effective as of February 8, 1995, and will remain in effect for a period of two years. Thereafter, the Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party (the "Independent Trustees"). The Distribution Agreement terminates automatically in the event of its assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to either Fund (i) by the Fund (by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to RSD, or (ii) by RSD on sixty (60) days' written notice to the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                  As of February 28, 1997, the following shareholders were known to own of record more than 5% of the outstanding shares of the International Equity Fund:


         Name and Address                                  Percentage Ownership


         Patterson & Co.                                   59.90%
         P.O. Box 7829
         Philadelphia, PA  19101

                  As of February 28, 1997, the following shareholders were known to own of record more than 5% of the outstanding shares of the Small Cap Equity
Fund:


         Name and Address                                   Percentage Ownership


         1838 Investment Advisors                           6.52%
         FBO 401k Small Cap Fund
         100 Matsonford Road,
         Five Radnor Corporate Center, Suite 320
         Radnor, PA  19087

         Richard B. Ryon Insurance                          6.50%
         200 Norwegian Street
         Pottsville, PA  17901

         Trustees of Upper Darby Police Pension Plan        8.44%
         KDB Resources
         12 South Monroe  Street, Suite 301
         Media, PA  19063

         Patterson & Co.                                    29.67%
         c/o Corestates Bank NA
         530 Walnut Street
         Philadelphia, PA  19106

         Poolside & Co.                                     30.54%
         1 Enterprise Drive
         Quincy, MA  02171



                               PURCHASE OF SHARES

Tax-Deferred Retirement Plans

                  Shares of each Fund are available to all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.

         Individual Retirement Accounts (IRA)

                  Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust.

                  If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.


                                   REDEMPTIONS

                  Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

                  Payment for shares tendered for redemption is made by check within seven days after receipt and acceptance of your redemption request by Rodney Square, except that each Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the New York Stock Exchange is restricted,
(ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a given Fund is not reasonably predictable or it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of Fund shareholders.


                       TRUSTEES AND OFFICERS OF THE TRUST

                  The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed below.

                                                Position and Office         Principal Occupation
    Name and Address                    Age      with the Trust              during the Past Five Years
    ----------------                    ---      --------------------        --------------------------

    *W. Thacher Brown                   49       President, Chairman and     President and Chief Executive
    Five Radnor Corporate                        Trustee                     Officer, 1838 Investment Advisors,
    Center, Suite 320                                                        L.P. (1988 - Present); President
    100 Matsonford Road                                                      and Chief Executive Officer, 1838
    Radnor, PA  19087                                                        Investment Advisors, Inc. (1988 -
                                                                             Present); and Director, 1838 Bond
                                                                             -Debenture Trading Fund; Airgas,
                                                                             Inc. and Harleysville Mutual
                                                                             Insurance Company.

    Charles D. Dickey, Jr.              78       Trustee                     Retired.  Formerly Chairman and CEO
    1 Tower Bridge                                                           of Scott Paper Company (retired as
    Suite 1420                                                               CEO 1983; retired as Director,
    West Conshohocken, PA  19428                                             1988); Formerly Director of General
                                                                             Electric Company (retired 1991).

    Frank B. Foster, III                62       Trustee                     Managing Director, CIP, Inc.
    20 Valley Stream Parkway                                                 (Investments) (1989 - Present);
    Suite 265                                                                Consultant, DBH, Inc. (1987-1993);
    Malvern, PA  19355                                                       Director; Airgas Inc.
                                                                             (1986-present).


                                      -19-


                                                 Position and Office         Principal Occupation
    Name and Address                    Age      with the Trust              during the Past Five Years
    ----------------                    ---      --------------------        --------------------------


    *George W. Gephart, Jr.             43       Trustee and Vice President  Principal, 1838 Investment
    Five Radnor Corporate Center,                                            Advisors, L.P. (1988 - Present);
    Suite 320                                                                Chairman, Bryn Mawr Rehab Hospital
    100 Matsonford Road                                                      (Past); and Director, Main Line
    Radnor, PA 19087                                                         Health Systems and Jefferson Health
                                                                             Systems (Present).


    Robert P. Hauptfuhrer               65       Trustee                     Chairman and CEO, Oryx Energy
    100 Matsonford Road                                                      Company (1988-1994); Director, Oryx
    Building 5, Suite 300                                                    Energy Company (1988-1994),
    Radnor, PA  19087                                                        Director, Quaker Chemical Corp.
                                                                             (1977-Present).


    Johannes B. van den Berg            39       Vice President              Principal and Portfolio Manager,
    Five Radnor Corporate Center,                                            1838 Investment Advisors L.P. (1997
    Suite 320                                                                - Present); Managing Director and
    100 Matsonford Road                                                      Portfolio Manager, MeesPierson 1838
    Radnor, PA  19087                                                        Investment Advisors (1994-1996);
                                                                             President, MeesPierson Capital
                                                                             Management, Inc. (1993 - Present);
                                                                             Managing Director and Chief
                                                                             Investment Officer, MeesPierson
                                                                             Capital Management, B.V. (1983 -
                                                                             1993); and Director, Asian
                                                                             Selection Fund.

    Edwin B. Powell                     59       Vice President              Principal and Portfolio Manager,
    Five Radnor Corporate Center,                                            1838 Investment Advisors, L.P.
    Suite 320                                                                (1994 - Present); Vice President
    100 Matsonford Road                                                      and Portfolio Manager, Provident
    Radnor, PA  19087                                                        Capital Management (1987 - 1994).



                                                 Position and Office         Principal Occupation
    Name and Address                    Age      with the Trust              during the Past Five Years
    ----------------                    ---      --------------------        --------------------------


    Marcia Zercoe                       37       Vice President              Principal and Portfolio Manager,
    Five Radnor Corporate                                                    1838 Investment Advisors, L.P.
    Center, Suite 320                                                        (1995 to Present); Vice President
    100 Matsonford Road                                                      and Head of Fixed Income, FNB
    Radnor, PA  19087                                                        Maryland (1994 to 1995); Vice
                                                                             President and Head of Fixed Income,
                                                                             Provident Capital Management (1990
                                                                             to 1994).

    Anna M. Bencrowsky                  45       Vice President,             Director, Investment Advisory and
    Five Radnor Corporate Center,                Treasurer and Secretary     Mutual Fund Operations, 1838
    Suite 320                                                                Investment Advisors, L.P. (1988 -
    100 Matsonford Road                                                      Present); and Vice President and
    Radnor, PA  19087                                                        Secretary, 1838 Bond-Debenture
                                                                             Trading Fund.

    John J. Kelley                      37       Assistant Treasurer         Vice President, Rodney Square
    1100 N. Market Street                                                    Management Corporation (1995 -
    Wilmington, DE 19890-0001                                                Present); Assistant Vice President,
                                                                             Rodney Square Management
                                                                             Corporation (1989 - 1995).

    Laurie V. Brooks                    34       Assistant Secretary         Senior Fund Administrator, Rodney
    1100 N. Market Street                                                    Square Management Corporation (1994
    Wilmington, DE 19890-0001                                                - Present); Legal Assistant,
                                                                             Skadden, Arps, Slate, Meagher &
                                                                             Flom (1989 - 1994).

    ------------------

    *Trustees who are "interested persons" as defined in the Investment Company Act of 1940.

                  The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to the functions set forth under "Investment Adviser," and "Distributor" review such actions and decide on general policy. Compensation to officers and trustees of the Trust who are affiliated with the Investment Adviser is paid by the Investment Adviser, and not by the Trust.

         Information relating to the compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth below:


                                                                                          Total
                                                                                          Compensation from
                                   Aggregate               Pension or Retirement          Trust and Fund
                                   Compensation            Benefits Accrued               Complex
Name and Position                  from the Trust 1        Part of Fund Expenses 2        Paid to Trustees
-----------------                  ----------------        -----------------------        ----------------

W. Thacher Brown                   None                    $0                             $0
Chairman of the Board and
President

George W. Gephart, Jr.             None                    $0                             $0
Vice President and Trustee

Charles D. Dickey, Jr.             $8,000                  $0                             $8,000
Trustee

Frank B. Foster, III               $8,000                  $0                             $8,000
Trustee

Robert P. Hauptfuhrer              $8,000                  $0                             $8,000
Trustee

---------------------

1 The interested Trustees of the Trust receive no compensation for their service as Trustees. For their service as Trustees, the disinterested Trustees receive a $6,000 annual fee and $500 per series per Trust meeting attended, as well as reimbursement for out-of-pocket expenses. If any special or additional meetings are held during a fiscal year, the disinterested Trustees will be entitled to receive $500 per series per such meeting attended. For the fiscal year ended October 31, 1996, such fees and expenses amounted to $24,000. As of February 28, 1997, Trustees and officers owned less than 1% of the outstanding shares of the Small Cap Equity Fund and the International Equity Fund.


2 The Trust has not adopted a pension plan or any other plan that would afford benefits to its Trustees.


                                    TAXATION

                  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

                  In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

                  To the extent a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

                  An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

                  Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

                  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

                  Dividends and distributions also may be subject to state and local taxes.

Federal Tax Treatment of Forward Currency and Futures Contracts

                  Except for transactions the Funds have identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

                  In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of each Fund's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Fund's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

                  Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Fund's other investments, and shareholders will be advised on the nature of the payment.

                  Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.


                               GENERAL INFORMATION

Audits and Reports

                  The accounts of the Trust are audited each year by Coopers & Lybrand L.L.P., independent certified public accountants. Shareholders receive unaudited semi-annual and audited annual reports of the Trust including the annual audited financial statements and a list of securities owned.


                                   PERFORMANCE

                  Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

                  The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

                  As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                                                  6
                            Yield = 2 [(a-b +1) - 1]
                                              cd

where

         a =      dividends and interest earned during the period.

         b =      expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

                  As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                          n
                                  P(1+T) = ERV
where:

         P =      a hypothetical initial payment of $1,000.

         T =      average annual total return.

         n =      number of years.

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

                  The International Equity Fund's total return for the year ended October 31, 1996 was 9.11%. The aggregate total return from inception of the Fund (August 3, 1995) to October 31, 1996 was 4.85%. The average annual return for the period was 3.86%. The Small Cap Fund's total return for the period June 17, 1996 (commencement of operations) through October 31, 1996 was (4.30)%.

                  Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

                  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss yield or total return for such Fund as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

                  Financial Times Goldman Sachs Europe-Asia Index


                  Lehman Aggregate Index

                  Lehman Government Corporate Index


                  Lipper Mutual Fund Indices

                  Lipper Mutual Fund Performance Analysis

                  Morgan Stanley Capital International EAFE Index

                  Morningstar, Inc.

                  Nasdaq Industrial Index

                  Russell 2000 Index

                  Standard & Poor's 500 Composite Stock Price Index

                  A Fund may also from time to time along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

                              FINANCIAL STATEMENTS

         The audited financial statements and the financial highlights for the International Equity Fund and Small Cap Equity Fund for the fiscal year ended October 31, 1996 as set forth in their respective Annual Reports to shareholders, and the reports thereon of Coopers & Lybrand LLP, the Funds' independent public accountants, and also appearing in the International Equity Fund's and Small Cap Equity Fund's Annual Report, are incorporated herein by reference.

                                                            Form N-1A

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial Statements:



                   Included in the Prospectus (Part A):

                   Financial Highlights for the 1838 International Equity Fund for the period August 3, 1995 through October 31, 1995 and for the year ended October 31, 1996; and the Financial Highlights for the 1838 Small Cap Equity Fund for the period June 17, 1996 through October 31, 1996.

                   (i) Report of Independent Public Accountants dated December 6, 1996.
                          Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.


                   (ii)   Audited Financial Statements of the 1838
                          International Equity Fund for the period ended
                          October 31, 1996.
                          Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.

                   (iii) Report of Independent Public Accountants dated December 6, 1996.
                          Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.

                   (iv) Audited Financial Statements of the 1838 Small Cap Equity Fund for the period ended October 31, 1996. Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on
                          January 31, 1997.


          (b)      Exhibits:

                   (1)      Agreement and Declaration of Trust.
                            Incorporated by reference to Exhibit 1 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                   (2)      By-laws.
                            Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                   (3)      Voting Trust Agreement:
                            Not Applicable.

                   (4)      Specimen copy of each security to be
                            issued by the registrant.
                            Not Applicable.

                   (5)      Investment Advisory Agreements:

                            (a)(i)  Form of Investment Advisory Agreement
                                    re: 1838 International Equity Fund series.

                                    Incorporated by reference to Exhibit
                                    5(a)(i) to Registrant's Registration
                                    Statement on Form N-1A filed with the U.S.
                                    Securities and Exchange Commission on
                                    December 13, 1994.


                               (ii) Form of Investment Advisory Agreement re:
                                    1838 Small Cap Equity Fund series.
                                    Incorporated by reference to Exhibit
                                    5(a)(ii) to Registrant's Registration
                                    Statement on Form N-1A filed with the U.S.
                                    Securities and Exchange Commission on
                                    December 13, 1994.


                              (iii) Form of Investment Advisory Agreement re:
                                    1838 Fixed Income Fund series.


                   (6)      (a)     DISTRIBUTION AGREEMENTS:

                               (i) Form of Distribution Agreement between the Registrant and Rodney Square Distributors, Inc.
                                    Incorporated by reference to Exhibit 6(a)(i) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                            (b)     DEALER AGREEMENTS:
                                    Not applicable.

                   (7)      BONUS, PROFIT SHARING AND PENSION CONTRACTS:
                            Not Applicable.

                   (8)      CUSTODIAN AGREEMENT:


                               (a)  Form of Custodial Agreement between the
                                    Registrant and Wilmington Trust Company.
                                    Incorporated by reference to Exhibit 8(a) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994,

                               (b)  Revised Schedule A to Form of Custodial
                                    Agreement between the Registrant and
                                    Wilmington Trust Company.

                               (c)  Form of Custodial Agreement between the
                                    Registrant and Bankers Trust Company.
                                    Incorporated by reference to Exhibit 8(b) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on March 8, 1995.


                   (9)      OTHER MATERIAL CONTRACTS:


                               (a) Transfer Agency Agreement with Rodney Square Management Corporation.

                               (b) Administration Agreement with Rodney Square Management Corporation.

                               (c) Accounting Services Agreement with Rodney Square Management Corporation.



                   (10) OPINION AND CONSENT OF COUNSEL AS TO THE LEGALITY OF THE SECURITIES TO BE ISSUED:

                               (a) To be filed by the Registrant on a yearly basis along with its Rule 24f-2 Notice.

                   (11)     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

                   (12)     NOT APPLICABLE

                   (13) LETTER OF UNDERSTANDING RELATING TO INITIAL CAPITAL Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on March 8, 1995.

                   (14)     MODEL PLANS:
                            Not Applicable.

                   (15)     PLANS UNDER RULE 12b-1:
                            Not Applicable.

                   (16)     SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS


                            Incorporated by reference to Exhibit 16 to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.

                   (17)     FINANCIAL DATA SCHEDULES


                   (a)      1838 International Equity Fund
                            Incorporated by reference to Exhibit 17 to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.

                   (b) 1838 Small Cap Equity Fund Incorporated by reference to Exhibit 17 to the Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on January 31, 1997.


                   (18)     NOT APPLICABLE

ITEM 25. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH THE  REGISTRANT:
                  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES:



                  The number of record holders of securities of the Registrant as of March 1, 1997 is as follows:


                           (1)                                   (2)

                  Title of Class                       Number of Record Holders
                  --------------                       ------------------------


                  1838 International
                  Equity Fund series                              102

                  1838 Small Cap Equity
                  Fund series                                     18


ITEM 27. INDEMNIFICATION

                  Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

                  Subject to the standards and restrictions set forth in the Trust's Agreement and Declaration of Trust, the Delaware Business Trust Act,
section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

                  The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees' performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Trust. Further, no indemnification shall be made:

                  (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

                  (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

                  (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

                  In any event, the Fund shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

                  The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the Fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.



                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE
                  INVESTMENT ADVISER

                  1838 Investment Advisors, L.P.:



                  1838 Investment Advisors, L.P. ("Adviser") serves as investment adviser of each Series of the Registrant. Information as to the partners and officers of the Adviser is included in its Form ADV, File No. 801-33025, filed on August 19, 1988 and most recently supplemented on March 15, 1996, with the Securities and Exchange Commission. Such Form ADV is incorporated by reference herein.



                  MeesPierson 1838 Investment Advisors:

                  MeesPierson 1838 Investment Advisors ("MeesPierson 1838") is a general partnership whose two general partners are MeesPierson Capital Management, Inc. and the Adviser. Their principal address is 5 Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087.


Item 29.          PRINCIPAL UNDERWRITER:


                  (a) Rodney Square Distributors, Inc. ("RSD"), the distributor for the Registrant's securities, currently acts as distributor for the following entities:

                        The Rodney Square Fund
                        The Rodney Square Multi-Manager Fund
                        The Rodney Square Tax-Exempt Fund
                        The Rodney Square Strategic Fixed-Income Fund
                        Heitman Real Estate Fund-Heitman/PRA Institutional Class Kiewit Mutual Fund
                        The Olstein Funds
                        The Homestate Group
                        The Brazos Mutual Funds

                  (b) The table below sets forth certain information as to the Distributor's Directors, officers and Control
                           Persons:

                                    Positions and Officers         Positions and
Name and Principal                    with Rodney Square            Offices with
 Business Address                     Distributors, Inc.             Registrant
------------------                  ----------------------         -------------

Jeffrey O. Stroble                  President, Secretary,              None
1105 North Market St.               Treasurer & Director
Wilmington, DE 19890

Martin L. Klopping                  Director                           None
Rodney Square North
1100 North Market St.
Wilmington, DE 19890

Cornelius G. Curran                 Vice President                     None
1105 North Market St.
Wilmington, DE 19890

Item 30.          LOCATION OF ACCOUNTS AND RECORDS:

                           Each account, book or other document required to be
                  maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant, except for those maintained by the Fund's administrator, transfer agent, dividend paying agent and accounting services agent, Rodney Square Management Corporation, at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890.


Item 31.          MANAGEMENT SERVICES:


                  There are no management related service contracts not discussed in Part A or Part B.

Item 32.          UNDERTAKINGS

                  (a)      Inapplicable.



                  (b) Registrant hereby undertakes to file a post-effective amendment, using reasonably current financial statements of the 1838 Fixed Income Fund, which need not be certified, within four to six months from the commencement of operations.



                  (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report for the fiscal year ended October 31, 1996, upon request and without charge.

                  (d) Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders, as directed by
                           Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 1838 Investment Advisors Funds has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and the State of Pennsylvania, on the 12th day of March, 1997.

                                       1838 INVESTMENT ADVISORS FUNDS

                                       By: /s/ W. Thacher Brown
                                          -------------------------------------
                                          W. Thacher Brown, President

      Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                         Date
---------                               -----                         -----


/s/ W. Thacher Brown               President and Trustee          March 12, 1997
---------------------------
     W. Thacher Brown


/s/ George W. Gephart, Jr.         Vice President and Trustee     March 12, 1997
---------------------------
   George W. Gephart, Jr.


---------------------------        Trustee                        March 12, 1997
  Charles D. Dickey, Jr. *

---------------------------        Trustee                        March 12, 1997
  Frank B. Foster, III*


---------------------------        Trustee                        March 12, 1997
  Robert P. Hauptfurher*


/s/ Anna M. Bencrowsky             Vice President                 March 12, 1997
---------------------------        Secretary, Treasurer
   Anna M. Bencrowsky              (Principal Financial Officer)


* By: /s/ W. Thacher Brown
      ---------------------
      W. Thacher Brown, Attorney-in-Fact
     (Pursuant to Power of Attorney filed herewith)

                                POWER OF ATTORNEY



         The undersigned officers and trustees of 1838 Investment Advisors Funds (the "Fund") hereby appoints W. THACHER BROWN, GEORGE W. GEPHART, JR. and ANNA
M. BENCROWSKY (each with full power to act alone) as attorney-in-fact and agent, in all capacities, to execute and to file any and all post-effective amendments to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and all instruments necessary or desirable in connection therewith. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them. This Power of Attorney may be executed in counterparts.


Signature                               Title                         Date
---------                               -----                         ----


/s/ W. Thacher Brown               President and Trustee        January 12, 1996
---------------------------
    W. Thacher Brown


/s/ George W. Gephart, Jr.         Vice President and Trustee   January 12, 1996
---------------------------
  George W. Gephart, Jr.


/s/ Charles D. Dickey, Jr.         Trustee                      January 12, 1996
---------------------------
  Charles D. Dickey, Jr.


/s/ Frank B. Foster, III           Trustee                      January 12, 1996
---------------------------
   Frank B. Foster, III


/s/ Robert P. Hauptfurher          Trustee                      January 12, 1996
---------------------------
  Robert P. Hauptfurher


/s/ Anna M. Bencrowsky             Vice President               January 12, 1996
---------------------------        Assistant Secretary,
   Anna M. Bencrowsky              Treasurer

                                                              File No. 33-87298
                                                              File No. 811-8902


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 3

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                       AND


                                 AMENDMENT NO. 4


                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                         1838 INVESTMENT ADVISORS FUNDS

                                  EXHIBIT INDEX



Item 24(b)
Exhibit No.       Exhibit

5(a)(iii)         Investment Advisory Agreement re:  1838 Fixed Income Fund


(8)(a) Revised Schedule A to Form of Custodial Agreement between the Registrant and Wilmington Trust Company


(9)(a)            Transfer Agency Agreement with Rodney Square Management
                  Corporation

(9)(b)            Administration Agreement with Rodney Square Management
                  Corporation

(9)(c)            Accounting Services Agreement with Rodney Square Management
                  Corporation

(11)              Consent of Certified Public Accountants

                                                               Exhibit 5(a)(iii)
                         1838 INVESTMENT ADVISORS FUNDS

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between 1838 INVESTMENT ADVISORS FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of 1838 FIXED INCOME FUND (the "Fund"), and 1838 INVESTMENT ADVISORS, L.P., a Delaware limited partnership (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

     WHEREAS, the Trust has selected the Investment Adviser to serve as the investment adviser for the Fund effective as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust on behalf of the Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Trustees of the Trust may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Partners and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Partners and employees of the Investment Adviser who are trustees, officers and/or employees of the Trust shall not receive any compensation from the Trust for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

     3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Investment Adviser from the Fund's assets an annual fee equal to 0.50% of the daily average net assets of the Fund, payable on a monthly basis.

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Investment Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6. The Investment Adviser, its partners, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm or individual.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. The Trust agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Trust will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Trust agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for trademark, copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

     9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. The Investment Adviser will notify the Trust of any changes in the membership of the Investment Adviser within a reasonable time after such change.

     10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the 28th day of March, 1995.

Attest:                                 1838 INVESTMENT ADVISORS FUNDS



-------------------------               By:
                                            -----------------------------------
                                            W. Thacher Brown
                                            President


Attest:                                 1838 INVESTMENT ADVISORS, L.P.
                                        By: 1838 Investment Advisors, Inc.
                                        Managing General Partner


-------------------------               By:
                                            -----------------------------------
                                            W. Thacher Brown
                                            President